                                                                         Ex-21

                           SUBSIDIARIES OF ANHEUSER-BUSCH COMPANIES, INC.
                           ----------------------------------------------
                                              STATE OF         DOING BUSINESS
NAME OF COMPANY                            INCORPORATION       UNDER NAME OF
---------------                            -------------       -------------

Anheuser-Busch, Incorporated              Missouri             Anheuser-Busch, Incorporated

Anheuser-Busch Asia, Inc.                 Delaware             Anheuser-Busch Asia, Inc.

Anheuser-Busch Australia Limited          Delaware             Anheuser-Busch Australia Limited

Anheuser-Busch Brasil Holdings Ltda.      Brazil               Anheuser-Busch Brasil Holdings Ltda.

Anheuser-Busch Canada, Inc.               Delaware             Anheuser-Busch Canada, Inc.

Anheuser-Busch Distributors of            Delaware             Anheuser-Busch Sales and Service
   New York, Inc.                                                 of New York, Inc.

Anheuser-Busch Entertainment              Delaware             Anheuser-Busch Entertainment
   Limited                                                        Limited

Anheuser-Busch Europe, Inc.               Delaware             Anheuser-Busch Europe, Inc.

Anheuser-Busch Europe Limited             England              Anheuser-Busch Europe Limited

Anheuser-Busch Florida Investment         Florida              Anheuser-Busch Florida Investment
   Capital Corporation                                            Capital Corporation

Anheuser-Busch Import Investments,        Delaware             Anheuser-Busch Import Investments,
   Inc.                                                           Inc.

Anheuser-Busch International, Inc.        Delaware             Anheuser-Busch International, Inc.

Anheuser-Busch International              Delaware             Anheuser-Busch International
   Holdings, Inc.                                                 Holdings, Inc.

Anheuser-Busch International              Chile                Anheuser-Busch International
   Holdings, Inc. Chile I Limitada                                Holdings, Inc. Chile I Limitada

Anheuser-Busch International              Chile                Anheuser-Busch International
   Holdings, Inc. Chile II Limitada                               Holdings, Inc. Chile II Limitada

Anheuser-Busch Investments, S.L.          Barcelona, Spain     Anheuser-Busch Investments, S.L.

Anheuser-Busch Latin American             Delaware             Anheuser-Busch Latin American
   Development Corporation                                        Development Corporation



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                             SUBSIDIARIES OF ANHEUSER-BUSCH COMPANIES, INC.
                             ----------------------------------------------
                                             STATE OF          DOING BUSINESS
NAME OF COMPANY                           INCORPORATION        UNDER NAME OF
---------------                           -------------        -------------

Anheuser-Busch Mexico, Inc.               Delaware             Anheuser-Busch Mexico, Inc.

Anheuser-Busch Packaging                  Delaware             Anheuser-Busch Packaging
   Group, Inc.                                                    Group, Inc.

Anheuser-Busch Recycling                  Ohio                 Anheuser-Busch Recycling
   Corporation                                                    Corporation

Anheuser-Busch River North                Delaware             River North Distributing Company
   Investment Capital Corporation

Anheuser-Busch Sales of Hawaii, Inc.      Delaware             Anheuser-Busch Sales of Hawaii, Inc.

Anheuser-Busch Sales of South Bay,        Delaware             Anheuser-Busch Sales of South Bay,
   Inc.                                                           Inc.

Anheuser-Busch San Diego                  Delaware             Anheuser-Busch San Diego
   Wholesaler Development Corporation                             Wholesaler Development Corporation

Anheuser-Busch Spanish Holdings,          Delaware             Anheuser-Busch Spanish Holdings,
   Inc.                                                           Inc.

Anheuser-Busch Wholesaler                 Delaware             Anheuser-Busch Wholesaler
   Development Corp.                                              Development Corp.

Anheuser-Busch Wholesaler                 Delaware             Anheuser-Busch Wholesaler
   Development Corp. III                                          Development Corp. III

Anheuser-Busch Wholesaler                 Delaware             Anheuser-Busch Wholesaler
   Development Corp. IV                                           Development Corp. IV

Anheuser-Busch Wisconsin                  Wisconsin            Anheuser-Busch Wisconsin
   Investment Capital Corporation                                 Investment Capital Corporation

Anheuser-Busch World Trade Ltd.           Delaware             Anheuser-Busch World Trade Ltd.

August A. Busch & Co. of                  Massachusetts        August A. Busch & Co. of
   Massachusetts, Inc.                                            Massachusetts, Inc.

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                             SUBSIDIARIES OF ANHEUSER-BUSCH COMPANIES, INC.
                             ----------------------------------------------
                                               STATE OF        DOING BUSINESS
NAME OF COMPANY                             INCORPORATION      UNDER NAME OF
---------------                             -------------      -------------

Bannon Corporation                            Delaware         Bannon Corporation

BARI-Canada, Inc.                             Delaware         BARI-Canada, Inc.

Bevo Music, Inc.                              Delaware         Bevo Music, Inc.

Bow Tie Music, Inc.                           Delaware         Bow Tie Music, Inc.

Budweiser Brasil Ltda.                        Brazil           Budweiser Brasil Ltda.

Budweiser Philippines, Inc.                   Delaware         Budweiser Philippines, Inc.

Budweiser Wuhan International                 China            Budweiser Wuhan International
   Brewing Company Limited                                        Brewing Company Limited

Busch Agricultural Resources, Inc.            Delaware         Busch Agricultural Resources, Inc.

Busch Agricultural Resources                  Delaware         Busch Agricultural Resources
   International, Inc.                                            International, Inc.

Busch Creative Services Corporation           Delaware         Busch Creative Services Corporation

Busch Entertainment Corporation               Delaware         Busch Entertainment Corporation

Busch Foreign Sales Corporation               Barbados         Busch Foreign Sales Corporation

Busch International Sales                     Delaware         Busch International Sales
   Corporation                                                    Corporation

Busch Investment Corporation                  Delaware         Busch Investment Corporation

Busch Mechanical Services, Inc.               Delaware         Busch Mechanical Services, Inc.

Busch Media Group, Inc.                       Delaware         Busch Media Group, Inc.

Busch Properties, Inc.                        Delaware         Busch Properties, Inc.

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                             SUBSIDIARIES OF ANHEUSER-BUSCH COMPANIES, INC.
                             ----------------------------------------------
                                               STATE OF        DOING BUSINESS
NAME OF COMPANY                             INCORPORATION      UNDER NAME OF
---------------                             -------------      -------------

Busch Properties of Florida, Inc.            Florida           Busch Properties of Florida, Inc.

Civic Center Corporation                     Missouri          Civic Center Corporation

Consolidated Farms, Inc.                     Delaware          Elk Mountain Farms, Inc.

Eagle Packaging, Inc.                        Delaware          Eagle Packaging, Inc.

Eagle Snacks, Inc.                           Delaware          Eagle Snacks, Inc.

Fairfield Transport, Inc.                    California        Fairfield Transport, Inc.

Glass Container Corporation                  Delaware          Longhorn Glass Corporation

HSH of Orlando, Inc.                         Florida           HSH of Orlando, Inc.

ILH Company                                  Florida           ILH Company

Kingsmill Realty, Inc.                       Virginia          Kingsmill Realty, Inc.

Langhorne Food Services, Inc.                Delaware          Langhorne Food Services, Inc.

Litchfield Development Corporation           Delaware          Litchfield Development Corporation

Manufacturers Cartage Company                Missouri          Manufacturers Cartage Company

Manufacturers Railway Company                Missouri          Manufacturers Railway Company

Metal Container Corporation                  Delaware          Metal Container Corporation

Metal Container Corporation of               California        Metal Container Corporation of
   California                                                     California

M.R.S. Redevelopment Corporation             Missouri          M.R.S. Redevelopment Corporation

MRS Transport Company                        Texas             MRS Transport Company

                             SUBSIDIARIES OF ANHEUSER-BUSCH COMPANIES, INC.
                             ----------------------------------------------
                                               STATE OF        DOING BUSINESS
NAME OF COMPANY                             INCORPORATION      UNDER NAME OF
---------------                             -------------      -------------

Nutri-Turf, Inc.                             Delaware          Nutri-Turf, Inc.

PBP, Inc.                                    Delaware          PBP, Inc.

Pacific International Rice Mills, Inc.       Delaware          Pacific International Rice Mills, Inc.

Pestalozzi Street Insurance                  Bermuda           Pestalozzi Street Insurance
   Company, Ltd.                                                  Company, Ltd.

Precision Printing and Packaging, Inc.       Delaware          Precision Printing and Packaging, Inc.

PSB, Inc.                                    Washington        PSB, Inc.

Puget Sound Beverages, Inc.                  Washington        Puget Sound Beverages, Inc.

SeaWorld, Inc.                               Delaware          SeaWorld, Inc.

SeaWorld of Florida, Inc.                    Florida           SeaWorld of Florida, Inc.

SeaWorld of Texas, Inc.                      Delaware          SeaWorld of Texas, Inc.

SFKBPP, Inc.                                 Missouri          SFKBPP, Inc.

Stag Brewing Company Limited                 England           Budweiser Stag Brewing
                                                                  Company Limited

St. Louis Refrigerator Car Company           Delaware          St. Louis Refrigerator Car Company

Tune Out Music, Inc.                         Delaware          Tune Out Music, Inc.

Wholesaler Equity Development                Delaware          Wholesaler Equity Development
   Corporation                                                    Corporation

Williamsburg Transport, Inc.                 Virginia          Williamsburg Transport, Inc.
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